UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 5, 2005

King Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Tennessee (State or other jurisdiction of incorporation)	0—24425 (Commission File Number)	54-1684963 (IRS Employer Identification Number)

501 Fifth Street, Bristol, Tennessee (Address of principal executive offices)	37620 (Zip Code)

Registrant’s telephone number, including area code: 423-989-8000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     Item 1.01. Entry into a Material Definitive Agreement

     On April 5, 2005 the Company entered into a Retirement and Consulting Agreement with James R. Lattanzi, the Company’s Chief Financial Officer. Mr. Lattanzi’s retirement will be effective June 1, 2005.

     Item 2.02. Results of Operations and Financial Condition.

     The text of the webcast conference call held April 12, 2005 is being furnished as Exhibit 99.1 hereto.

     Item 9.01. Financial Statements and Exhibits

     (c) Exhibits.

Exhibits:

Exhibit
Number	Description of Exhibit
99.1	Text of webcast conference call held April 12, 2005.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 12, 2005	KING PHARMACEUTICALS, INC.

	By:	/s/ James R. Lattanzi
James R. Lattanzi
Chief Financial Officer